UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2021 (June 30, 2021)

Ensysce Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38306	82-2755287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7946 Ivanhoe Avenue, Suite 201 La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

(858) 263-4196

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ENSC	The Nasdaq Stock Market LLC
Warrants to purchase one share of Common Stock	ENSCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously reported, on January 31, 2021, Leisure Acquisition Corp., a Delaware corporation (“LACQ”), entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”) with Ensysce Biosciences, Inc., a Delaware corporation (“Former Ensysce”), and EB Merger Sub, Inc., a Delaware corporation and wholly-owned, direct subsidiary of LACQ (“Merger Sub”). Pursuant to the Merger Agreement, on June 30, 2021 (the “Closing Date”), Merger Sub was merged with and into Former Ensysce, with Former Ensysce surviving the merger (“Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”). In connection with the closing of the Transactions on the Closing Date (the “Closing”), Former Ensysce became a wholly owned subsidiary of LACQ and the stockholders of Former Ensysce, as of immediately prior to the effective time of the Merger, received shares of LACQ and hold a portion of the shares of Common Stock, par value $0.0001 per share (the “Common Stock”), of LACQ.

On the Closing Date, at the effective time of the Merger (the “Effective Time”), LACQ changed its name from “Leisure Acquisition Corp.” to “Ensysce Biosciences, Inc.” (“Ensysce”). Unless the context otherwise requires, “we,” “us,” “our” and the “Company” refer to Ensysce and the combined company and its subsidiaries following the Closing. Unless the context otherwise requires, references to “LACQ” refer to Leisure Acquisition Corp., a Delaware corporation, prior to the Closing. All references herein to the “Board” refer to the board of directors of Ensysce.

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus (as defined below) in the section entitled “Frequently Used Terms” beginning on page 1 thereof, and such definitions are incorporated herein by reference.

Item 1.01. Entry into a Material Definitive Agreement.

Lock-up Agreements

At or prior to the Closing, certain stockholders of Ensysce (the “Lock-Up Stockholders”) entered into Lock-Up Agreements (the “Lock-Up Agreements”) with Ensysce, pursuant to which the Lock-Up Stockholders agreed not to transfer the shares of Common Stock such Lock-Up Stockholders received as consideration for the Merger, except to certain permitted transferees, until the earlier to occur of (a) one year after the completion of the Merger and (b) the date on which the Company completes a liquidation, merger, share exchange or other similar transaction after Closing that results in all of the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property. Under the Lock-Up Agreements, any permitted transferees will be subject to the same restrictions and other agreements as the Lock-Up Stockholders. Notwithstanding the foregoing, if the closing price of the shares of Common Stock equals or exceeds $12.00 per share (as adjusted for share splits, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing, the Lock-Up Stockholders’ shares of Common Stock will be released from the Lock-Up Agreements.

The foregoing description of the Lock-Up Agreements does not purport to be complete and is qualified in its entirety by reference to the form Lock-Up Agreement, a copy of which is filed herewith as Exhibit 10.1, and is incorporated herein by reference.

Indemnification Agreements

At or prior to the Closing, we entered into an indemnification agreement (an “Indemnification Agreement”) with each of our directors and executive officers. Each Indemnification Agreement requires us to indemnify and hold harmless the applicable director or named executive officer to the fullest extent authorized by the laws of the State of Delaware. Each Indemnification Agreement also requires us, subject to specific terms and conditions, to advance expenses to the director or officer. Each Indemnification Agreement also sets forth various procedures and definitions with respect to indemnification and advancement of expenses. In addition, under the Indemnification Agreements, we are obligated to maintain directors’ and officers’ liability insurance. With specified exceptions, the Indemnification Agreements do not obligate us to provide indemnification or advance expenses with respect to actions initiated by the director or officer or to indemnify the director or officer in connection with proceedings by us to enforce non-compete or non-disclosure agreements. To the extent the provisions of the Indemnification Agreements exceed the indemnification permitted by applicable law, such provisions may be unenforceable or may be limited to the extent they are found by a court of competent jurisdiction to be contrary to public policy.

The foregoing description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is filed herewith as Exhibit 10.2, and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in this Report under “Introductory Note” is incorporated in this Item 2.01 by reference. Pursuant to the Merger Agreement, the aggregate consideration payable to securityholders of Former Ensysce (including option holders and warrant holders) at the Effective Time consisted of 17,431,273 shares (“Closing Consideration”) of Common Stock. Each option and warrant of Former Ensysce that was outstanding and unexercised immediately prior to the Effective Time was assumed by LACQ and represents the right to acquire an adjusted number of shares of Common Stock at an adjusted exercise price, in each case, pursuant to the terms of the Merger Agreement.

On June 28, 2021, LACQ held a special meeting of stockholders (the “Special Meeting”), at which the LACQ stockholders considered and adopted, among other matters, a proposal to approve the Merger, including (a) adopting the Merger Agreement and (b) approving the other Transactions contemplated by the Merger Agreement and related agreements described in the definitive proxy statement/prospectus (the “Proxy Statement/Prospectus”) filed with Securities and Exchange Commission (the “SEC”) on June 16, 2021. On June 30, 2021, the parties consummated the Merger.

After giving effect to the Transactions there are currently 24,275,541 shares of Common Stock issued and outstanding. 5,000 shares of LACQ common stock were redeemed in connection with the Closing.

The Common Stock commenced trading on the Nasdaq Capital Market (“Nasdaq”) under the symbol “ENSC” on July 2, 2021, subject to ongoing review of the Company’s satisfaction of all listing criteria following the Merger. The warrants of the Company commenced trading on the OTC Markets Group, Inc. under the symbol “ENSCW” on July 2, 2021.

As noted above, an aggregate of approximately $51,832 was paid from the Company’s trust account to holders that properly exercised their right to have shares of LACQ common stock redeemed in connection with the Closing, and the remaining balance immediately prior to the Closing of approximately $12,639,222 remained in the trust account. A portion of the remaining amount in the trust account was used to fund certain expenses of the Transactions.

Form 10 Information

Prior to the Closing, the Company was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed as a vehicle to effect a business combination with one or more operating businesses. After the Closing, the Company became a holding company whose only assets consist of equity interests in Former Ensysce. Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as the Company was immediately before the Effective Time, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company is providing below the information that would be required if the Company were filing a general form for registration of securities on Form 10. Please note that the information provided below relates to the combined company after the consummation of the Merger, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This document and the information incorporated by reference herein include “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995, which may include, but are not limited to, statements regarding our financial outlook, product development, business prospects, and market and industry trends and conditions, as well as the company’s strategies, plans, objectives, and goals. These forward-looking statements are based on current beliefs, expectations, estimates, forecasts, and projections of, as well as assumptions made by, and information currently available to, the company’s management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “would,” “seek,” “plan,” “intend,” “shall,” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. These forward-looking statements are, by their nature, subject to significant risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. These risks and uncertainties include, but are not limited to, our relatively limited operating history; our ability to expand, retain and motivate our employees and manage our growth; the risk that Ensysce’s lead product candidate PF614 and PF614MPAR™ may not be successful in limiting or impeding abuse, overdose or misuse or providing additional safety upon commercialization; reliance by Ensysce on third party contract research organizations, or CROs, for its research and development activities and clinical trials; the need for substantial additional funding after consummation of the Merger to complete the development and commercialization of Ensysce’s product candidates; the risk that Ensysce’s clinical trials may fail to replicate positive results from earlier preclinical studies or clinical trials conducted by Ensysce or third parties; the risk that the potential product candidates that Ensysce develops may not progress through clinical development or receive required regulatory approvals within expected timelines or at all; the risk that clinical trials may not confirm any safety, potency or other product characteristics described or assumed in this proxy statement/prospectus; the risk that Ensysce will be unable to successfully market or gain market acceptance of its product candidates; the risk that Ensysce’s product candidates may not be beneficial to patients or successfully commercialized; the risk that Ensysce has overestimated the size of the target market, patients’ willingness to try new therapies and the willingness of physicians to prescribe these therapies; technological advances, new products and patents attained by competitors; the risk that third parties on which Ensysce depends for laboratory, clinical development, manufacturing and other critical services will fail to perform satisfactorily; the risk that Ensysce’s business, operations, clinical development plans and timelines, and supply chain could be adversely affected by the effects of health epidemics, including the ongoing COVID19 pandemic; the risk that Ensysce will be unable to obtain and maintain sufficient intellectual property protection for its investigational products or will infringe the intellectual property protection of others; the loss of key members of Ensysce’s management team; changes in Ensysce’s regulatory environment; Ensysce’s need for additional financing to fund its operations and research and development; the ability to attract and retain key scientific, medical, commercial or management personnel; changes in Ensysce’s industry; Ensysce’s ability to remediate any material weaknesses or maintain effective internal controls over financial reporting; the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the factors described above; other factors beyond Ensysce’s control. Furthermore, there can be no guarantees with respect to pipeline products that the products will receive the necessary regulatory approvals or that they will prove to be commercially successful.

If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements. Ensysce assumes no obligation and does not intend to update or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. These and other factors that could cause actual results to differ from those implied by the forward-looking statements in this Report are more fully described or incorporated by reference under the heading “Risk Factors” below. The risks described or incorporated by reference under the heading “Risk Factors” below are not exhaustive. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can Ensysce assess the impact of all such risk factors on the business, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. The Company undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. As a result of these and other risks, uncertainties and assumptions, forward-looking events and circumstances discussed herein might not occur in the way that the company’s management expects, if at all. Accordingly, you should not place reliance on any forward-looking statement, and all forward-looking statements are herein qualified by reference to the cautionary statements set forth above and the Risk Factors set forth below.

Business

The business of the Company is set forth in the Proxy Statement/Prospectus in the section entitled “Information about Ensysce” beginning on page 155 thereof and that information is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 31 thereof and are incorporated herein by reference. A summary of the risks associated with the Company’s business is also included on page 22 of the Proxy Statement/Prospectus under the heading “Risk Factors” and is incorporated herein by reference.

Financial Information

The financial information of the Company is set forth in the Proxy Statement/Prospectus in the sections entitled “Ensysce’s Summary Historical Financial Information” and “Ensysce’s Management’s Discussion and Analysis of Financial Condition and Results of Operations of Ensysce” beginning on pages 25 and 173 thereof, respectively, and are incorporated herein by reference.

The financial information of LACQ is set forth in the Proxy Statement/Prospectus in the sections entitled “LACQ’s Summary Historical Financial Information” and “LACQ’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on pages 24 and 134 thereof, respectively, and is incorporated herein by reference.

Reference is made to the disclosure set forth in Item 9.01 of this Report relating to the financial information of the Company and LACQ, which is incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risks

Reference is made to the disclosure set forth in the Proxy Statement/Prospectus in the section titled “Ensysce’s Management’s Discussion and Analysis of Financial Condition and Results of Operations of Ensysce—Quantitative and qualitative disclosures about market risks” on page 185 thereof, which is incorporated herein by reference.

Employees

As of July 7, 2021 we had four full-time employees and three consultants. Of these, four have a Ph.D. and one has an M.B.A. From time to time, we also retain independent contractors to support our organization. None of our employees are represented by a labor union or covered by collective bargaining agreements, and we believe our relationship with our employees is good. We intend to add additional full-time employees along with additional clinical support staff in 2021, and to expand our commercial sales force beginning 2023.

Properties

Our principal executive office is located at 7946 Ivanhoe Ave., Suite 201 in La Jolla, California, where we lease a total of 850 square feet of office space that we use for our administrative activities. The lease expires in October 2021. All other development activities are undertaken at contract research organizations.

We believe that all of our facilities are in good condition and are well maintained and that our current arrangements will be sufficient to meet our needs for the foreseeable future, and that, should it be needed, suitable additional space will be available to accommodate any such expansion of our operations.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to us regarding the beneficial ownership of our Common Stock immediately following consummation of the Transactions by:

●	each person who is the beneficial owner of more than 5% of the outstanding shares of our Common Stock;

●	each of our named executive officers and directors; and

●	all of our executive officers and directors as a group.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power”, which includes the power to vote or to direct the voting of the security, or “investment power”, which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days. Accordingly, we have included all shares of Common Stock issuable to such person upon the exercise of warrants or options currently exercisable or exercisable within 60 days of the date hereof. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, we believe that each of the persons and entities named in the table has sole voting and investment power with respect to their beneficially owned shares of Common Stock. Unless otherwise noted, the address of each beneficial owner is c/o Ensysce Biosciences, Inc., 7946 Ivanhoe Avenue, Suite 201, La Jolla California, 92037, Attention: Corporate Secretary.

The beneficial ownership of our Common stock is based on 24,275,541 shares of Common Stock issued and outstanding immediately following consummation of the Transactions. The amount of shares of Common Stock issued and outstanding immediately following consummation of the Transactions excludes the 5,000 shares of LACQ common stock that were redeemed in connection with the Merger.

Beneficial Ownership Table

Name and Address of Beneficial Owners	Number of Shares	Percentage
Named Executive Officers and Directors
Dr. Lynn Kirkpatrick (1)	2,601,790	9.8%
Richard Wright (2)	1,386,730	5.4%
Geoffrey Birkett (3)	349,005	1.4%
David Humphrey	-	*
Bob Gower (4)	7,925,611	32.6%
William Chang (5)	2,595,640	10.7%
Andrew Benton (6)	65,850	*
Steve R. Martin (7)	65,850	*
Adam Levin	-	*
Curtis Rosebraugh	-	*
All named executive officers and directors as a group (ten individuals)	14,990,476	52.7%

Greater than 5% Holders
Bob Gower (4)	7,925,611	32.6%
HG Vora Capital Management, LLC (8)(9)	7,630,000	26.8%
A. Lorne Weil and affiliated entities (10)	3,002,747	11.5%
Daniel B. Silvers and affiliated entities (11)	2,882,867	11.1%
William Chang (5)	2,595,640	10.7%
Dr. Lynn Kirkpatrick (1)	2,601,790	9.8%
BV Advisory Partners, LLC (12)(13)	1,422,423	5.9%
Richard Wright (2)	1,386,730	5.4%

*	Indicates less than 1%

(1)	Includes 2,316,939 shares subject to options.

(2)	Consists of shares subject to options.

(3)	Consists of shares subject to options.

(4)	Includes 6,585 shares subject to options. The business address for Mr. Gower is 101 Westcott, Unit 303, Houston, Texas 77007.

(5)	Includes 750,293 shares owned directly by Mr. Chang and his wife and 1,845,347 shares of LACQ common stock owned through trusts in which Mr. Chang has sole or shared voting and dispositive power. Does not include 1,282,710 shares held by trusts for family members in which Mr. Chang does not have beneficial ownership. The business address for Mr. Chang is 520 El Camino Real, 9th Floor, San Mateo, CA 94402.

(6)	Consists of shares subject to options.

(7)	Consists of shares subject to options.

(8)	Based on a Schedule 13G/A filed with the SEC on February 14, 2019 by HG Vora Capital Management, LLC, the investment manager of HG Vora Special Opportunities Master Fund. The business address of HG Vora Capital Management is 330 Madison Avenue, 20th Floor, New York, New York 10017. Holdings include 4,167,500 shares subject to warrants.

(9)	On behalf of one or more funds or accounts managed by HG Vora Capital Management, LLC. According to a Schedule 13G filed with the SEC on February 14, 2019 and a Form 4 filed with the SEC on January 17, 2018 by HG Vora Capital Management, LLC., the investment manager of HG Vora Special Opportunities Master Fund, Ltd. Parag Vora may be deemed to directly or indirectly exercise voting and/or investment powers with respect to the shares directly held on behalf of one or more funds or accounts managed by HG Vora Capital Management, LLC.

(10)	Represents 266,900 shares held of record my Mr. Weil and 867,842 shares held of record by Hydra LAC, LLC, and 730,110 warrants held of record by Mr. Weil, 1,000,000 warrants held of record by Hydra LAC, LLC and 137,895 warrants held by Hydra Management LLC, which warrants become exercisable on July 30, 2021. Mr. Weil is the managing member of Hydra LAC, LLC and the sole member of Hydra Management LLC and disclaims beneficial ownership with respect to the securities except to the extent of his pecuniary interest therein. The business address of Mr. Weil is 250 West 57th Street, Suite 415, New York, NY 10107.

(11)	Based on a Schedule 13D filed with the SEC on July 6, 2021 (the “Silvers Schedule 13D”) by Mr. Silvers, Matthew Lane Capital Partners LLC (“Matthew Lane”) and MLCP GLL Funding LLC (“MLCP” and together with Mr. Silvers and Matthew Lane, the “Silvers Group”). According to the Silvers Schedule 13D, the Silvers Group hold 1,128,370 shares of record and 1,754,497 shares are subject to warrants that become exercisable on July 30, 2021, resulting in 2,882,867 shares of Common Stock. Matthews Lane is the manager of MLCP, and Mr. Silvers is the managing member of Matthews Lane. The business address of the Silvers Group is 250 West 57th Street, Suite 415, New York, NY 10107.

(12)	The business address for BV Advisory Partners, LLC is 903 Hudson Street, Hoboken, NJ 07030.

(13)	Based on information provided by BV Advisory Partners, LLC, Ensysce believes Keith Barksdale controls 100% of the voting shares held by BV Advisory Partners, LLC.

Directors and Executive Officers

The Company’s directors and executive officers upon the Closing is set forth in the Proxy Statement/Prospectus in the section entitled “Management after the Business Combination” beginning on page 145 thereof and that information is incorporated herein by reference.

Directors

Pursuant to the approval of LACQ stockholders at the Special Meeting, the following persons constitute the Company’s Board effective upon the Closing: Dr. Lynn Kirkpatrick, Andrew Benton, William Chang, Bob Gower, Adam Levin, Steve R. Martin and Curtis Rosebraugh. Effective upon the Closing, Mr. Gower was elected Chairman of the Board.

A. Lorne Weil, Daniel B. Silvers, Marc J. Falcone, Steven M. Rittvo and David L. Weinstein resigned as directors of the Company effective upon the Closing.

William Chang and Andrew Benton were appointed to serve as Class I directors, with terms expiring immediately following the Company’s annual meeting of stockholders for the calendar year ending December 31, 2022; Curtis Rosebraugh and Bob Gower were appointed to serve as Class II directors, with terms expiring immediately following the Company’s annual meeting of stockholders for the calendar year ending December 31, 2023; and Steve R. Martin, Adam Levin and Lynn Kirkpatrick were appointed to serve as Class III directors, with terms expiring immediately following the Company’s annual meeting of stockholders for the calendar year ending December 31, 2024. Biographical information for these individuals is set forth in the Proxy Statement/Prospectus in the section titled “Proposal No. 5—The Director Election Proposal” beginning on page 120, which is incorporated herein by reference.

Our Board has determined that Bob Gower, William Chang, Andrew Benton, Steve R. Martin, Adam S. Levin, and Curtis Rosebraugh are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules, and that the Board consists of a majority of “independent directors,” as defined under the SEC rules and the Nasdaq listing standards relating to director independence requirements.

Director Compensation

The Company expects to provide compensation to its non-employee directors for their services. This compensation will be reported in the Company’s reports pursuant to the Exchange Act as required by the Exchange Act and regulations promulgated thereunder.

Committees of the Board

Effective as of the Closing, the standing committees of the Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”) and a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). Each of the committees reports to the Board.

Effective as of the Closing, the Board appointed Steve R. Martin, Bob Gower and Andrew Benton to serve on the Audit Committee, with Steve R. Martin as chairperson. In addition, the Board has determined that Steve R. Martin will qualify as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

Effective as of the Closing, the Board appointed Adam Levin, Bob Gower and William Chang to serve on the Compensation Committee, with Adam Levin as chairperson.

Effective as of the Closing, the Board appointed Bob Gower, Steve R. Martin and Curtis Rosebraugh to serve on the Nominating and Corporate Governance Committee, with Bob Gower as chairperson.

Compensation Committee Interlocks and Insider Participation

None of the Company’s executive officers currently serve, and in the past year has served, (a) as a member of the compensation committee or board of directors of another entity, one of whose executive officers served on the Company’s compensation committee, or (b) as a member of the compensation committee of another entity, one of whose executive officers served on the Board.

Executive Officers

Effective as of the Closing, A. Lorne Weil resigned as the Chairman, Daniel B. Silvers resigned as the Chief Executive Officer and George Peng resigned as the Chief Financial Officer, Treasurer and Secretary. Effective as of the Closing, the Board appointed Dr. Lynn Kirkpatrick to serve as President and Chief Executive Officer, David Humphrey, CPA to serve as Chief Financial Officer, Secretary and Treasurer, Richard Wright, MBA to serve as Chief Business Officer, Geoffrey Birkett to serve as Chief Commercial Officer, William Schmidt, Ph.D. as Chief Medical Officer and Jeffrey Millard, Ph.D. as Chief Operating Officer. Biographical information for these individuals is set forth in the Proxy Statement/Prospectus in the section titled “Management after the Business Combination” beginning on page 145, which is incorporated herein by reference.

Executive Compensation

Executive Compensation

The executive compensation of the Company’s executive officers and directors is set forth in the Proxy Statement/Prospectus in the section entitled “Executive Compensation of Ensysce prior to the Business Combination and the Combined Company after the Business Combination” beginning on page 150 thereof and that information is incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

Certain Relationships and Related Person Transactions

Certain relationships and related person transactions are described in the Proxy Statement/Prospectus in the section entitled “Certain Relationships and Related Person Transactions” beginning on page 196 thereof and are incorporated herein by reference.

Director Independence

The Board has determined that Bob Gower, William Chang, Andrew Benton, Steve R. Martin, Adam S. Levin, and Curtis Rosebraugh are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules, and that the Board consists of a majority of “independent directors,” as defined under the SEC rules and the Nasdaq listing standards relating to director independence requirements.

Reference is made to the disclosure set forth under the section of this report titled “—Directors and Executive Officers—Committees of the Board of Directors,” which is incorporated by reference herein.

Legal Proceedings

From time to time we are party to legal proceedings in the course of our business. We do not, however, expect such legal proceedings to have a material adverse effect on our business, financial condition or results of operations.

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus titled Note 6 “Litigation” to Ensysce’s consolidated financial statements included in the Proxy Statement/Prospectus, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The Common Stock of the Company commenced trading on Nasdaq under the symbol “ENSC” on July 2, 2021, subject to ongoing review of the Company’s satisfaction of all listing criteria following the Merger. The warrants of the Company commenced trading on the OTC Markets Group, Inc. under the symbol “ENSCW” on July 2, 2021. LACQ’s units and rights ceased trading separately on July 1, 2021.

Holders of Record

As of the Closing and following the completion of the Transactions the Company had 24,275,541 shares of Common Stock outstanding held of record by 265 holders and no shares of preferred stock outstanding. Such amounts do not include DTC participants or beneficial owners holding shares through nominee names.

Securities Authorized for Issuance Under Equity Compensation Plans

Reference is made to the disclosure described in the Proxy Statement/Prospectus in the section entitled “Proposal No. 6—The Incentive Plan Proposal” beginning on page 113 thereof, which is incorporated herein by reference. As described above, the 2021 Omnibus Incentive Plan (the “2021 Omnibus Incentive Plan”) and the material terms thereunder, including the authorization of the initial share reserve thereunder, were approved by LACQ’s stockholders at the Special Meeting.

Dividends

The Company has not paid any cash dividends on its Common Stock to date. The Company may retain future earnings, if any, for future operations, expansion and debt repayment and has no current plans to pay cash dividends for the foreseeable future. Any decision to declare and pay dividends in the future will be made at the discretion of the Board and will depend on, among other things, the Company’s results of operations, financial condition, cash requirements, contractual restrictions and other factors that the Board may deem relevant. In addition, the Company’s ability to pay dividends may be limited by covenants of any existing and future outstanding indebtedness the Company or its subsidiaries incur. The Company does not anticipate declaring any cash dividends to holders of its Common Stock in the foreseeable future.

Description of Registrant’s Securities to be Registered

The Company’s securities are described in the Proxy Statement/Prospectus in the section entitled “Description of LACQ’s Securities” beginning on page 186 thereof and that information is incorporated herein by reference. As described below, the Company’s third amended and restated certificate of incorporation (as amended, the “Third A&R Charter”) was approved by LACQ’s stockholders at the Special Meeting and became effective as of the Closing.

Indemnification of Directors and Officers

Reference is made to the disclosure under Item 1.01 of this Report concerning the Company’s entry into an Indemnification Agreement with each of its directors and executive officers as of the Closing Date, which is incorporated herein by reference.

As permitted by the Delaware General Corporation Law, the Third A&R Charter limits the personal liability of our directors for monetary damages for breach of fiduciary duty of care as a director. Liability is not eliminated for (a) any breach of the director’s duty of loyalty to the Company or the Company’s stockholders, (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) unlawful payment of dividends or stock purchases or redemptions pursuant to Section 174 of the Delaware General Corporation Law, and/or (d) any transaction from which the director derived an improper personal benefit. The Third A&R Charter also provides that the Company shall indemnify and advance indemnification expenses on behalf of all of the Company’s directors and officers to the fullest extent permitted by Delaware law. Article VIII of our Bylaws also requires the Company, subject to certain limitations, to indemnify directors and officers and advance expenses. The indemnification and advancement of expenses provisions of Article VIII of our Bylaws are not exclusive of any other rights of indemnification or advancement of expenses.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this report relating to the financial information of the Company, which is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure set forth under Item 4.01 of this report relating to the change in LACQ’s certifying accountant, which is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders

The information set forth in Item 5.03 to this Current Report on Form 8-K is incorporated herein by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant

On June 30, 2021, the Board approved the engagement of Mayer Hoffman McCann P.C. (“MHM”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2021. MHM served as the independent registered public accounting firm of Former Ensysce prior to the Merger. Accordingly, Marcum LLP (“Marcum”), LACQ’s independent registered public accounting firm prior to the Merger, was informed that as of the Closing it would be replaced by MHM as the Company’s independent registered public accounting firm.

Marcum’s report on the Company’s financial statements as of December 31, 2020 and 2019 and the related statements of operations, changes in shareholders’ equity and cash flows for the years ended December 31, 2020 and 2019 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two year period ended December 31, 2020 and the subsequent period through June 30, 2021, there were no: (i) disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Marcum’s satisfaction would have caused Marcum to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the two year period ended December 31, 2020 and the interim period through June 30, 2021, the Company did not consult MHM with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by MHM that MHM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is set forth in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The Company has provided Marcum with a copy of the disclosures made by the Company in response to this Item 4.01 and has requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in response to this Item 304(a) and, if not, stating the respects in which it does not agree. A letter from Marcum is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.01. Changes in Control of the Registrant.

The information set forth above under the Introductory Note, Item 1.01 and Item 2.01 of this Report is incorporated herein by reference. As a result of the consummation of the Transactions, a change of control of LACQ has occurred, and the stockholders of LACQ as of immediately prior to the Closing held 25.6% of the outstanding voting power and shares of Common Stock immediately following the Closing and the stockholders of Former Ensysce as of immediately prior to the Closing held 71.8% of the outstanding voting power and shares of Common Stock immediately following the Closing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth above in the sections titled “Directors and Officers,” “Executive Compensation,” “Certain Relationships and Related Transactions” and “Indemnification of Directors and Officers” in Item 2.01 to this report is incorporated herein by reference.

Reference is made to the disclosure described in the Proxy Statement/Prospectus in the section entitled “Proposal No. 6—The Incentive Plan Proposal” beginning on page 113 thereof, which is incorporated herein by reference. As described above, the 2021 Omnibus Incentive Plan and the material terms thereunder, including the authorization of the initial share reserve thereunder, were approved by LACQ’s stockholders at the Special Meeting. The 2021 Omnibus Incentive Plan was previously approved, subject to stockholder approval, by the LACQ board of directors on May 26, 2021, and on the Closing Date, the Board ratified the approval of the 2021 Omnibus Incentive Plan. The 2021 Omnibus Incentive Plan became effective immediately upon the Closing. The foregoing description of the 2021 Omnibus Incentive Plan is qualified in its entirety by the full text of the 2021 Omnibus Incentive Plan, which is attached hereto as Exhibit 10.14 and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 30, 2021, in connection with the consummation of the Transactions, the Company amended and restated its second amended and restated certificate of incorporation, as amended, and its bylaws (as amended, the “A&R Bylaws”) effective as of the Closing.

Copies of the Third A&R Charter and the A&R Bylaws are attached as Exhibit 3.1 and Exhibit 3.2 to this Report, respectively, and are incorporated herein by reference.

The material terms of each of the Third A&R Charter and the A&R Bylaws and the general effect upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Prospectus under the sections titled “Proposal No. 2—The Charter Proposal,” “Proposal No. 3—The Governance Proposal,” and “Description of LACQ’s Securities” beginning on pages 109, 111 and 186 of the Proxy Statement/Prospectus, respectively, which are incorporated herein by reference.

Item 5.06 Change in Shell Company Status

As a result of the Transactions, the Company ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act). Reference is made to the disclosure in the Proxy Statement/Prospectus in the sections entitled “Proposal No. 1—The Business Combination Proposal” beginning on page 108 thereof, which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 of this Report.

Item 9.01. Financial Statement and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Ensysce for the years ended December 31, 2020 and 2019 are included in the Proxy Statement/Prospectus beginning on page F-44 and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Ensysce for the three months ended March 31, 2021 and 2020 are included in the Proxy Statement/Prospectus beginning on page F-63 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2020 and the three months ended March 31, 2021 is included in the Proxy Statement/Prospectus in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 124 and is incorporated herein by reference. A summary of the unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2020 and the three months ended March 31, 2021 is also included in the Proxy Statement/Prospectus in the section entitled “Summary Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 26 and is incorporated herein by reference.

(d) Exhibits.

		Incorporated by Reference
Exhibit Number	Description	Form	Exhibit	Filing Date

2.1*	Agreement and Plan of Merger, dated as of January 31, 2021.	S-4	2.1	6/14/21

3.1	Third Amended and Restated Certificate of Incorporation.

3.2	Amended and Restated Bylaws.

10.1	Form of Lock-up Agreement executed by each of the Ensysce directors and named executive officers.	S-4	10.16	6/14/21

10.2	Form of Indemnification Agreement executed by each of the Ensysce directors and executive officers.

10.3	Unsecured 10% Convertible Promissory Notes issued by the Company to Bob Gower in the aggregate amount of $2,500,000 on the following dates for the following amounts: May 4, 2018 in the amount of $600,000, September 14, 2018 in the amount of $1,000,000, December 31, 2018 in the amount of $500,000, October 17, 2019 in the amount of $100,000, January 23, 2020 in the amount of $100,000, March 9, 2020 in the amount of $100,000, and April 15, 2020 in the amount of $100,000, each as amended.	S-4	10.17	6/14/21

10.4	Unsecured 10% Convertible Promissory Notes issued by the Company to Paul Vezolles in the aggregate amount of $1,000,000 on the following dates for the following amounts: May 11, 2018 in the amount of $200,000, July 6, 2018 in the amount of $200,000, September 7, 2018 in the amount of $200,000, and August 13, 2019 in the amount of $400,000, each as amended.	S-4	10.18	6/14/21

10.5	10% Convertible Promissory Note issued by Covistat, Inc. to Ting Sung and Wei Fong Foundation in the amount of $500,000 on June 23, 2020.	S-4	10.19	6/14/21

10.6	Consulting Arrangement of the Company for Lynn Kirkpatrick reflected in the Action by Unanimous Written Consent by the Compensation Committee of the Company dated January 15, 2016.	S-4	10.20	6/14/21

10.7	Agreement and Plan of Merger by and among the Signature Therapeutics, Inc., Signature Acquisition Corp. and the Company dated December 28, 2015.	S-4	10.21	6/14/21

10.8	Promissory Note in the amount of $50,000 to Dr. Lynn Kirkpatrick on August 3, 2020.	S-4	10.22	6/14/21

10.9	Promissory Note in the amount of $50,000 to Andrew Benton on August 3, 2020.	S-4	10.23	6/14/21

10.10	Employment Offer Letter to Richard Wright dated July 31, 2017.	S-4	10.24	6/14/21

10.11	Consulting Agreement between the Company and Geoff Birkett effective as of July 8, 2018.	S-4	10.25	6/14/21

10.12	Employment Agreement between the Company and David Humphrey dated February 11, 2021.	S-4	10.26	6/14/21

10.13	Amendment to Offer Letter between the Company and David Humphrey dated February 23, 2021	S-4	10.27	6/14/21

10.14	2021 Omnibus Incentive Plan (filed as Annex C).	S-4	10.28	6/14/21

10.15	Share Purchase Agreement between the Company, GEM Global Yield LLC SCS and GEM Yield Bahamas Limited dated as of December 29, 2020, including a Registration Rights Agreement between the same parties and dated as of the same date and form of Warrant to Purchase Common Shares of Ensysce Biosciences, Inc. issued by the Company to GEM Yield Bahamas Limited.	S-4	10.29	6/14/21

10.16†	Technology Transfer Agreement by and among the Company, Covistat, Inc., Mucokinetica, Ltd., Roderick Hall and Peter Cole dated August 5, 2020.	S-4	10.30	6/14/21

10.17†	Consulting Agreement between Roderick Hall and Covistat, Inc. dated August 5, 2020.	S-4	10.31	6/14/21

10.18†	Consulting Agreement between Peter Cole and Covistat, Inc. dated August 5, 2020.	S-4	10.32	6/14/21

10.19	Promissory Note in the amount of $100,000 to Dr. Lynn Kirkpatrick on March 16, 2021.	S-4	10.33	6/14/21

10.20	Promissory Note in the amount of $200,000 to Bob Gower on March 16, 2021.	S-4	10.34	6/14/21

10.21	Manufacturing Agreement between Recro Gaineville LLC and Ensysce Biosciences, Inc. dated September 11, 2019.	S-4	10.35	6/14/21

10.22	Form of Exchange Agreement between the Registrant and the holders of Private Placement Warrants.	S-4	10.36(a)	6/14/21

10.23	Form of Exchange Agreement to be entered into by the Company with each of the Sponsors and the Strategic Investor.	S-4	10.36(b)	6/14/21

10.24	10.0% Convertible Promissory Note issued by the Ensysce Biosciences, Inc. to Feliciano Global Enterprises Inc. on January 28, 2021.	S-4	10.37	6/14/21

10.25	Email Agreement, dated January 31, 2021, between Ensysce Biosciences, Inc. and DelMorgan Group LLC.	S-4	10.38(a)	6/14/21

10.26	First Amendment to the Email Agreement, dated June 7, 2021, between Ensysce Biosciences, Inc. and DelMorgan Group LLC.	S-4	10.38(b)	6/14/21

16.1	Letter from Marcum LLP to the U.S. Securities and Exchange Commission dated July 7, 2021.

21.1	Subsidiaries of the Company

*	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

†	Certain information, marked by asterisks, has been excluded pursuant to Regulation S-K Item 601(b)(10) because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

#	Indicates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ensysce Biosciences, Inc.

Date: July 7, 2021	By:	/s/ Lynn Kirkpatrick
	Name:	Dr. Lynn Kirkpatrick
	Title:	Chief Executive Officer